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                                                                   EXHIBIT 10.43

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
              EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                               AMENDMENT NO. 1 TO
                            STOCK PURCHASE AGREEMENT

This Amendment No. 1 is made and entered into as of and effective on August 6, 2002, and amends the Stock Purchase Agreement dated as of February 19, 1998 (the "Agreement"), by and between V.I. Technologies, Inc., a Delaware corporation ("Vitex"), and Pall Corporation, a New York corporation ("Pall").

WHEREAS, the parties hereto desire to amend the Agreement as set forth below,

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, Vitex and Pall agree as follows:

     1. Sections 1(e) and 2(e) of the Agreement are hereby deleted in their entirety.

     2. Section 2(d) of the Agreement is hereby amended and restated to read in its entirety as follows:
                  "(d) The closing of the purchase and sale of the Shares pursuant to paragraph 1(d) of this Agreement (the "Fourth Closing") shall occur on such date as may be agreed upon by Pall and Vitex; provided that without the written consent of both Pall and Vitex, but subject to Section 6 of this Agreement, the Fourth Closing shall occur on the tenth business day after the date on which the System is first used by Vitex in a clinical investigation (as defined in 21 CFR ss.312.3) under the protocol for the Phase 3 study in the IND (the "Fourth Closing Trigger Date"), provided, however, that if the Fourth Closing Trigger Date does not occur by December 31, 2002, there shall be no Fourth Closing and both parties shall be relieved and released of and from their obligations under Sections 1(d) and 2(d) of this Agreement. At the Fourth Closing, if any, Pall shall pay Vitex $4 million in immediately available funds to such account as Vitex shall designate, against delivery to Pall of a certificate for the number of shares determined under paragraph 1(d) of this Agreement."

     3. Section 2(g) of the Agreement is hereby amended and restated to read in its entirety as follows:
                 "(g) The Initial Closing, the Second Closing, the Third Closing, the Fourth Closing (if any) and the IPO Closing are hereinafter referred to collectively as the "Closings" and individually as a "Closing." Each Closing other than the IPO Closing shall occur at the offices of Carter, Ledyard & Milburn, 2 Wall Street, New York, New York, or such other location as may be agreed upon by Vitex and Pall. The date on which any Closing occurs is referred to herein as a `Closing Date.'"

     4.   A new Section 5(i) of the Agreement is hereby added as follows:

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                 "(i)  Agreement Not to Dispose of Shares. Notwithstanding any
          provisions of this Agreement, the Registration Rights Agreement, the First Stockholders' Agreement or the Second Stockholders' Agreement to the contrary, Pall agrees that until after December 31, 2002, it will not, without the prior written consent of Vitex, sell, pledge, assign, transfer or otherwise dispose of any Shares. After December 31, 2002, Pall shall only dispose of Shares in an orderly manner designed not to disrupt the trading of Vitex's securities or the price thereof."

     5. Section 8 of the Agreement is hereby amended and restated to read in its entirety as follows:
                 "8. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing (a) by hand delivery or registered first class mail, postage prepaid, return receipt requested, or air courier guaranteeing overnight delivery, to the following addresses, or (b) by facsimile transmission or e-mail to the following numbers or e-mail addresses:

                      If to Pall:

                               Pall Corporation
                               2200 Northern Boulevard
                               East Hills, New York  11548
                               Attention: [*****]
                               Fax No.: [*****]
                               E-mail: [*****]

                      with a copy to:

                               Carter, Ledyard & Milburn
                               2 Wall Street
                               New York, New York  10005-2072
                               Attention [*****]
                               Fax No.: [*****]
                               E-mail: [*****]

                      If to Vitex:

                               V.I. Technologies, Inc.
                               134 Coolidge Avenue
                               Watertown, Massachusetts  02472
                               Attention: [*****]
                               Fax No.: [*****]
                               E-mail: [*****]

                      with a copy to:

                               Kaye Scholer LLP
                               425 Park Avenue
                               New York, New York  10022-3598
                               Attention: [*****]
                               Fax No.: [*****]
                               E-mail: [*****]

----------
Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

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                      All such notices and communications shall be deemed
                      to have been duly given and received on the date delivered by hand or by facsimile transmission or e-mail; five business days after being deposited in the mail, postage prepaid, if mailed; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery. Either party may change its address for notices by a notice to the other party given in accordance with this section."

    6. In all other respects, the Agreement shall remain in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, Vitex and Pall have each caused this Amendment No. 1 to be executed by its duly authorized officer, each as of and effective on the date first above written.

                           V.I. TECHNOLOGIES, INC.


                           By: /s/ John R. Barr
                               ----------------------
                               Print Name: John R. Barr
                               Title: President and Chief Executive Officer

                           PALL CORPORATION


                           By: /s/ Samuel T. Wortham
                               ----------------------
                               Print Name: Samuel T. Wortham
                               Title: Group Vice President

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